Filed Pursuant to Rule 497(e) 1933 Act File No. 033-12213 1940 Act File No. 811-05037

Otter Creek Long/Short Opportunity Fund

Institutional Class – Ticker: OTTRX
Investor Class – Ticker: OTCRX

Supplement dated March 26, 2014 to the
Statement of Additional Information dated December 30, 2013

The following change to the Fund’s Statement of Additional Information is effective March 26, 2014:

The following paragraph replaces the third paragraph under the “Portfolio Holdings Information” section on page 24 of the Prospectus:

Disclosure of the Fund’s complete holdings is required to be made after the periods covered by the Fund’s Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Fund discloses its complete fiscal quarter-end portfolio holdings on its website at www.ottercreekfunds.com within 60 days after the fiscal quarter-end.  The fiscal quarter-end portfolio holdings for the Fund will remain posted on the website until updated by required regulatory filings with the SEC.  Portfolio holdings information posted on the Fund’s website may be separately provided to any person, commencing on the day after it is first published on the Fund’s website.  In addition, the Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.

Please retain this Supplement with the Statement of Additional Information.